Exhibit 99.1

GIBSON, DUNN & CRUTCHER LLP

200 Park Avenue

New York, NY 10166-0193

(212) 351-4000

Matthew J. Williams

Keith R. Martorana

Attorneys for the Motors Liquidation Company GUC Trust

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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:
In re	:	Chapter 11 Case No.
:
MOTORS LIQUIDATION COMPANY, et al.,	:	09-50026 (REG)
f/k/a General Motors Corp., et al.	:
	:	(Jointly Administered)
Debtors.	:
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MOTORS LIQUIDATION COMPANY GUC TRUST

QUARTERLY SECTION 6.2(C) REPORT AND

BUDGET VARIANCE REPORT AS OF SEPTEMBER 30, 2014

The Motors Liquidation Company GUC Trust (the “GUC Trust”), by its undersigned counsel, pursuant to the Amended and Restated Motors Liquidation Company GUC Trust Agreement dated June 11, 2012 and between the parties thereto (as amended, the “GUC Trust Agreement”) and in accordance with Paragraph 31 of the order of this Court dated March 29, 2011 confirming the Debtors’ Second Amended Joint Chapter 11 Plan of liquidation dated March 18, 2011 of Motors Liquidation Company and its affiliated post-effective date debtors (the “Confirmation Order”), hereby files the following for the most recently ended fiscal quarter of the GUC Trust.

Reporting required under Section 6.2(c)(i) of the GUC Trust Agreement is annexed hereto as Exhibit A (the “6.2(c) Report”).

The quarterly variance report as described in the third sentence of Section 6.4 of the GUC Trust Agreement for the fiscal quarter ended September 30, 2014, in accordance with the Order Authorizing the GUC Trust Administrator to Liquidate New GM Securities for the Purpose of Funding Fees, Costs and Expenses of the GUC Trust and the Avoidance Action Trust, dated March 8, 2012, is annexed hereto as Exhibit B (the “Budget Variance Report”).

The 6.2(c) Report is not intended to constitute, and should not be construed as, investment advice. The 6.2(c) Report has been provided to comply with the GUC Trust Agreement and the Confirmation Order and for informational purposes only and may not be relied upon to evaluate the merits of investing in any securities or interests referred to herein.

The GUC Trust has no officers, directors or employees. The GUC Trust and Wilmington Trust Company, solely in its capacity as trustee and trust administrator (the “GUC Trust Administrator”), rely solely on receiving accurate information, reports and other representations from GUC Trust professionals and other service providers to the GUC Trust. In submitting the 6.2(c) Report, the Budget Variance Report and executing any related documentation on behalf of the GUC Trust, the GUC Trust Administrator has relied upon the accuracy of such reports, information and representations.

Dated: New York, New York

   October 24, 2014

GIBSON, DUNN & CRUTCHER LLP

By:	/s/ Matthew J. Williams
Matthew J. Williams Keith R. Martorana 200 Park Avenue
New York, NY 10166-0193 (212) 351-4000

Attorneys for the Motors Liquidation Company GUC Trust

EXHIBIT A

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)								Supplemental
		As of Effective Date	As of June 30, 2013	As of September 30, 2013	As of December 31, 2013	As of March 31, 2014	As of June 30, 2014	As of September 30, 2014	Cumulative as of September 30, 2014	In respect of the November 2014 Distribution	Cumulative total including amounts in respect of the November 2014 Distribution	Notes
A.	Number of Units Outstanding	0	30,227,314	30,282,801	31,843,376	31,843,376	31,853,702	31,853,702	31,853,702	—	31,853,702	(3)

B.	GUC Trust Distributable Assets											(2	)(4)
	GUC Trust Common Stock Assets	150,000,000	20,334,066	19,534,609	6,853,001	6,839,990	7,138,543	7,244,108	7,244,108	(3,712,897)	6,809,870
	GUC Trust Warrant Assets “A”	136,363,635	18,485,406	17,758,626	6,229,889	6,218,061	6,489,475	6,585,443	6,585,443	(3,375,361)	6,190,680
	GUC Trust Warrant Assets “B”	136,363,635	18,485,406	17,758,626	6,229,889	6,218,061	6,489,475	6,585,443	6,585,443	(3,375,361)	6,190,680
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$2,141,563	$4,346,465	$4,346,465	$(3,341,607)	$6,128,883
	Other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

C.	Claims Summary											(5)
	Total Allowed Amount (i.e., all currently Allowed General Unsecured Claims as of date specified)	$29,770,812,132	$30,282,730,294	$30,293,305,294	$31,843,305,294	$31,853,630,294	$31,853,630,294	$31,853,630,294	$31,853,630,294
	Maximum Amount of all Disputed General Unsecured Claims (in the aggregate)	$8,153,859,851	$3,404,165,625	$3,191,392,334	$130,570,978	$79,500,000	$79,500,000	$79,500,000	$79,500,000
	Maximum Amount of all unresolved Term Loan Avoidance Action Claims (in the aggregate)	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000
	Maximum Amount of all Unresolved Other Avoidance Action Claims (in the aggregate)	$0	$0	$0	$0	$0	$0	$0	$0
	Aggregate Maximum Amount (i.e., Maximum Amount of all Disputed General Unsecured Claims, Term Loan Avoidance Action Claims and unresolved Other Avoidance Action Claims)	$9,653,859,851	$4,904,165,625	$4,691,392,334	$1,630,570,978	$1,579,500,000	$1,579,500,000	$1,579,500,000	$1,579,500,000
	Current Total Amount	$39,424,671,983	$35,186,895,919	$34,984,697,628	$33,473,876,272	$33,433,130,294	$33,433,130,294	$33,433,130,294	$33,433,130,294

D.	Holdback											(6	)(7)
	Protective Holdback - GUC Common Stock Assets	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Common Stock Assets	0	223,514	467,194	349,659	367,116	482,379	548,639	548,639
	Reporting and Transfer Holdback - GUC Common Stock Assets	95,060	141,883	414,293	368,613	341,785	348,395	352,650	352,650
	Taxes on Distribution Holdback - GUC Common Stock Assets	0	8,305,096	7,447,810	7,695,633	7,363,141	7,135,703	3,786,529	3,786,529
	Protective Holdback - GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Trust Warrant Assets “A”	0	203,165	424,697	317,846	333,716	438,502	498,738	498,738
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “A”	86,414	128,985	376,630	335,103	310,714	316,722	320,591	320,591
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “A”	0	7,550,087	6,770,737	6,996,030	6,693,764	6,487,002	3,442,299	3,442,299
	Protective Holdback - GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Trust Warrant Assets “B”	0	203,165	424,697	317,846	333,716	438,502	498,738	498,738
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “B”	86,414	128,985	376,630	335,103	310,714	316,722	320,591	320,591
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “B”	0	7,550,087	6,770,737	6,996,030	6,693,764	6,487,002	3,442,299	3,442,299
	Protective Holdback - GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0
	Additional Holdback - GUC Trust Dividend Assets	$0	$0	$0	$0	$110,135	$289,427	$493,775	$493,775
	Reporting and Transfer Holdback - GUC Trust Dividend Assets	$0	$0	$0	$0	$102,536	$209,037	$317,385	$317,385
	Taxes on Distribution Holdback - GUC Trust Dividend Assets	$0	$0	$0	$0	$2,208,942	$4,281,422	$3,407,876	$3,407,876

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)								Supplemental
		As of Effective Date	As of June 30, 2013	As of September 30, 2013	As of December 31, 2013	As of March 31, 2014	As of June 30, 2014	As of September 30, 2014	Cumulative as of September 30, 2014	In respect of the November 2014 Distribution	Cumulative total including amounts in respect of the November 2014 Distribution	Notes
E.	Claim Disposition											(5)
	Resolved Allowed General Unsecured Claims allowed	Not applicable	$55,486,416	$10,575,000	$1,550,000,000	$10,325,000	$—	$—	$2,081,514,477
	Disputed General Unsecured Claims disallowed	Not applicable	$145,219,007	$202,198,291	$1,510,821,356	$40,745,978	$—	$—	$5,992,845,374
	Unresolved Term Loan Avoidance Action Claims resolved in favor of the respective defendants	Not applicable	$0	$0	$0	$0	$0	$0	$0
	Other Avoidance Action Claims, resolved in favor of the respective defendants	Not applicable	$0	$0	$0	$0	$0	$0	$0

F.	Distributions in respect of Resolved Allowed General Unsecured Claims of -											(1	)(8)
	GUC Common Stock Assets	0	115,029	221,014	6,216,137	0	43,310	0	121,477,839	0	121,477,695
	GUC Trust Warrant Assets “A”	0	104,570	200,924	5,651,034	0	39,371	0	110,434,452	0	110,434,410
	GUC Trust Warrant Assets “B”	0	104,570	200,924	5,651,034	0	39,371	0	110,434,452	0	110,434,410
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$12,993	$0	$12,993	$0	$12,993
	Other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

G.	Distributions in respect of Units of -											(1)
	GUC Common Stock Assets	0	0	0	6,735,070	0	0	0	12,139,889	3,712,897	15,852,786
	GUC Trust Warrant Assets “A”	0	0	0	6,122,789	0	0	0	11,036,258	3,375,361	14,411,619
	GUC Trust Warrant Assets “B”	0	0	0	6,122,789	0	0	0	11,036,258	3,375,361	14,411,619
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0	$3,341,607	$3,341,607
	Other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

H.	Excess GUC Trust Distributable Assets reserved for distribution to holders of Units of -											(9)
	GUC Common Stock Assets	0	0	0	0	0	0	0	0	0
	GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	0	0
	GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	0	0
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0	$0
	Other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0	$0	$0	$0	$0	$0	$0	$0

I.	Additional Shares received (whether held by MLC or the GUC Trust)	0	0	0	0	0	0	0	0

Memo	Supplemental Information - In respect of distributions to newly Resolved Allowed General Unsecured Claims at next quarterly distribution
	Number of Units to Resolved Allowed General Unsecured Claims									0
	Distributions in respect of Resolved Allowed General Unsecured Claims of -
	GUC Common Stock Assets									0
	GUC Trust Warrant Assets “A”									0
	GUC Trust Warrant Assets “B”									0
	Excess GUC Trust Distributable Assets
	GUC Common Stock Assets									3,712,897
	GUC Trust Warrant Assets “A”									3,375,361
	GUC Trust Warrant Assets “B”									3,375,361

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)								Supplemental
		As of Effective Date	As of June 30, 2013	As of September 30, 2013	As of December 31, 2013	As of March 31, 2014	As of June 30, 2014	As of September 30, 2014	Cumulative as of September 30, 2014	In respect of the November 2014 Distribution	Cumulative total including amounts in respect of the November 2014 Distribution	Notes
Memo	Supplemental Information - Claims Summary											(10)
	Total filed claims		$214,874,842,925	$214,876,321,549	$216,518,007,182	$216,520,509,182	$216,720,509,182	$216,720,509,182
	Total scheduled only, liquidated claims		$3,771,756,210	$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409

	Total filed and scheduled claims		$218,646,599,135	$218,647,620,958	$220,289,306,591	$220,291,808,591	$220,491,808,591	$220,491,808,591

	Claims as currently ordered		$33,686,895,919	$33,484,697,628	$31,973,876,272	$31,933,130,294	$31,933,130,294	$31,933,130,294

	Term Loan Avoidance Action		$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000

	Current Total Amount		$35,186,895,919	$34,984,697,628	$33,473,876,272	$33,433,130,294	$33,433,130,294	$33,433,130,294

	Claims summary by category (as currently ordered)
	Accounts Payable and Executory Contracts		$924,218,307	$857,210,700	$857,091,528	$857,091,528	$857,091,528	$857,091,528
	Asbestos		$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000
	Debt		$30,325,392,487	$30,325,391,246	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061
	Employee		$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274
	Environmental		$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417
	Litigation		$396,054,310	$379,338,310	$376,738,310	$335,992,333	$335,992,333	$335,992,333
	Workers Compen- sation		$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393
	Other		$168,621,732	$50,148,289	$50,148,289	$50,148,289	$50,148,289	$50,148,289

	Claims summary by category (allowed amounts)
	Accounts Payable and Executory Contracts		$847,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528
	Asbestos		$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000
	Debt		$27,267,289,061	$27,267,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061
	Employee		$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274
	Environmental		$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417
	Litigation		$295,592,333	$296,167,333	$296,167,333	$306,492,333	$306,492,333	$306,492,333
	Workers Compen- sation		$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393
	Other		$148,289	$148,289	$148,289	$148,289	$148,289	$148,289

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

September 30, 2014

(1)	The Initial Distribution Date took place on or about April 21, 2011 (with a secondary distribution on or about May 26, 2011 to certain holders of allowed claims as of the Initial Distribution Date who did not receive the April 21, 2011 distribution). The second quarter distribution took place on or about July 28, 2011. The third quarter distribution took place on or about October 28, 2011. The Section 2.3(a) Distribution, as defined below, took place on or about January 13, 2012. As described further below, the GUC Trust was not required to make, and did not make, a fourth quarter distribution in respect of the quarter ended December 31, 2011. The fifth quarter distribution took place on or about April 27, 2012. The sixth quarter distribution took place on or about August 3, 2012. The seventh quarter distribution took place on or about November 5, 2012. The eighth quarter distribution took place on or about February 8, 2013. The ninth quarter distribution took place on or about May 10, 2013. The tenth quarter distribution took place on or about August 9, 2013. The eleventh quarter distribution took place on or about October 31, 2013. The Special Nova Scotia Distribution, as defined below, took place on or about December 2, 2013, and the Special Excess Distribution, as defined below, took place on or about December 23, 2013. As described further below, the GUC Trust was not required to make, and did not make, a twelfth quarter distribution in respect of the quarter ended December 31, 2013. The thirteenth quarter distribution took place on or about May 9, 2014. As described further below, the GUC Trust was not required to make, and did not make, a fourteenth quarter distribution in respect of the quarter ended June 30, 2014. As described further below, the fifteenth quarter distribution is expected to take place on or about November 12, 2014.

Pursuant to Section 2.3(a) of the GUC Trust Agreement, the GUC Trust was required to distribute, within thirty (30) days of the “GUC Trust Funding Date,” as such term is defined in the GUC Trust Agreement, any New GM Securities that would have been distributed on the next quarterly distribution date to holders of Resolved Allowed General Unsecured Claims and holders of Units as of the GUC Trust Funding Date (the “Section 2.3(a) Distribution”). The GUC Trust Funding Date was December 15, 2011 and, as such, the record date for the Section 2.3(a) Distribution was December 15, 2011. The Section 2.3(a) Distribution took place on or about January 13, 2012, and consisted solely of a distribution to holders of such Resolved Allowed General Unsecured Claims, and holders of Allowed General Unsecured Claims who previously failed to fulfill informational requirements for distribution established in accordance with the GUC Trust Agreement, but successfully fulfilled such informational requirements for the Section 2.3(a) Distribution. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold, no distribution to holders of Units was made in connection with the Section 2.3(a) Distribution.

The fourth quarter distribution was scheduled to take place on or as promptly as practicable following January 1, 2012, based upon the GUC Trust’s books and records as of December 31, 2011. However, as no Disputed General Unsecured Claims were allowed between the GUC Trust Funding Date and the December 31, 2011 record date for the fourth quarter distribution, no distribution was required to be made to holders of Resolved Allowed General Unsecured Claims. In addition, as the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold, no distribution to holders of Units was required. As such, no quarterly distribution (other than the Section 2.3(a) Distribution referenced herein) was made during January 2012.

The fifth, sixth, seventh, eighth, ninth, tenth and eleventh quarter distributions consisted solely of distributions to holders of Resolved Allowed General Unsecured Claims since the end of the previous fiscal quarter, and holders of Allowed General Unsecured Claims who previously failed to fulfill informational requirements for distribution established in accordance with the GUC Trust Agreement, but successfully fulfilled such informational requirements for the distribution that quarter. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for each quarter, no distribution to holders of Units was made in connection with such distributions.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

September 30, 2014

The GUC Trust made a distribution on or about December 2, 2013 (the “Special Nova Scotia Distribution”) solely to holders of claims arising from the 8.375% guaranteed notes due December 7, 2015 and the 8.875% guaranteed notes due July 10, 2023, in each case issued in 2003 by General Motors Nova Scotia Finance Company (the “Nova Scotia Claims”), which claims were allowed, in an aggregate amount of $1.55 billion, pursuant to a settlement agreement (the “Nova Scotia Settlement”) which was approved by an order of the Bankruptcy Court dated October 21, 2013 (the “Nova Scotia Order”).

In accordance with the Nova Scotia Settlement and the Nova Scotia Order, a special distribution of excess distributable assets of the GUC Trust was made to holders of Units on or about December 23, 2013 (the “Special Excess Distribution”), consisting of 6,735,070 shares of New GM Common Stock, 6,122,789 New GM Series A Warrants, and 6,122,789 New GM Series B Warrants.

The twelfth quarter distribution was scheduled to take place on or as promptly as practicable following January 1, 2014, based upon the GUC Trust’s books and records as of December 31, 2013. However, as no Disputed General Unsecured Claims were allowed during the quarter ended December 31, 2013, other than claims with respect to which distributions were made in the Special Nova Scotia Distribution, no further distribution was required to be made in respect of that quarter to holders of Resolved Allowed General Unsecured Claims. In addition, as the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold at December 31, 2013, no distribution to holders of Units was required. As such, the GUC Trust was not required to make, and did not make, a twelfth quarter distribution in respect of the quarter ended December 31, 2013.

The thirteenth quarter distribution consisted solely of distributions to holders of Resolved Allowed General Unsecured Claims since the end of the previous fiscal quarter, and holders of Allowed General Unsecured Claims who previously failed to fulfill informational requirements for distribution established in accordance with the GUC Trust Agreement, but successfully fulfilled such informational requirements for the thirteenth quarter distribution. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the thirteenth quarter distribution, no distribution to holders of Units was made in connection with such distribution.

The fourteenth quarter distribution was scheduled take place on or as promptly as practicable following July 1, 2014, based upon the GUC Trust’s books and records as of June 30, 2014. However, as no Disputed General Unsecured Claims were allowed during the quarter ended June 30, 2014, no distribution was required to be made in respect of the quarter ended June 30, 2014 to holders of Resolved Allowed General Unsecured Claims. In addition, as the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold at June 30, 2014, no distribution to holders of Units was required. As such, the GUC Trust was not required to make, and did not make, a fourteenth quarter distribution in respect of the quarter ended June 30, 2014.

The fifteenth quarter distribution is scheduled take place on or as promptly as practicable following October 1, 2014, based upon the GUC Trust’s books and records as of September 30, 2014. As no Disputed General Unsecured Claims were allowed during the quarter ended September 30, 2014, no distribution is required to be made to holders of Resolved Allowed General Unsecured Claims. However, as of September 30, 2014, the amount of Excess GUC Trust Distributable Assets exceeded the Distribution Threshold, primarily as a result of a release of distributable assets of the GUC Trust that were previously set aside in respect of potential Taxes on Distribution. Accordingly, the GUC Trust currently anticipates making a distribution of Excess GUC Trust Distributable Assets to holders of Units on or about November 12, 2014, consisting of 3,712,897 shares of New GM Common Stock, 3,375,361 New GM Series A Warrants, 3,375,361 New GM Series B Warrants, and $3,341,607 in cash received by the GUC Trust in the form of dividends on New GM Common Stock (“Dividend Assets”).

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

September 30, 2014

(2)	On January 14, 2014, New GM declared a dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on March 28, 2014 (the “March 2014 Dividend”). On April 8, 2014, New GM declared a second quarterly dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on June 26, 2014 (the “June 2014 Dividend”). On August 12, 2014, New GM declared a third quarterly dividend of $.30 per share on the shares of New GM Common Stock and paid such dividend on September 26, 2014 (the “September 2014 Dividend”). On October 8, 2014, New GM declared a fourth quarterly dividend of $0.30 per share on the shares of New GM Common Stock, with such dividend payable on December 23, 2014 to holders of record of New GM Common Stock as of December 10, 2014 (the “Declared December 2014 Dividend,” and, together with the March 2014 Dividend, the June 2014 Dividend and the September Dividend, the “Current Dividends”). Although New GM has disclosed in its 2013 Annual Report on Form 10-K its intention to continue to pay quarterly dividends on the New GM Common Stock, any such future dividends on the New GM Common Stock (the “Potential Future Dividends”) will only be paid if and as declared by New GM and will depend on a variety of other factors beyond the control of the GUC Trust.

The following table summarizes the changes in the New GM Securities and Dividend Assets that comprise the GUC Trust’s “Distributable Assets as of September 30, 2014” to the “Cumulative total including amounts in respect of the November 2014 Distribution”:

	Number of Securities
	New GM Common Stock	New GM Series A Warrants	New GM Series B Warrants	GUC Trust Dividend Assets
Distributable assets as of September 30, 2014	7,244,108	6,585,443	6,585,443	$4,346,465
Adjustments to “set aside” new GM securities and dividend assets	3,278,659	2,980,598	2,980,598	560,850
Expected November 2014 excess distribution	(3,712,897)	(3,375,361)	(3,375,361)	(3,341,607)
Dividend assets received on September 26, 2014				4,563,175

Cumulative distributable assets as of September 30, 2014	6,809,870	6,190,680	6,190,680	$6,128,883

(3)	Units represent the contingent right to receive, on a pro rata basis as provided in the Plan, Excess GUC Trust Distributable Assets (as described in greater detail in Sections G and H hereof). As a result of the no-action relief received from the SEC in May, 2012 (which provided that the SEC would not recommend enforcement if the Units were issued in a global transferable form but were not registered under Section 12(g) of the Securities Exchange Act of 1934, as amended), each holder of an Allowed General Unsecured Claim is issued Units issued in global form only, registered in the name of and held only through the participants of DTC, as depositary. Previous to the receipt of such no-action relief, the Units were evidenced by appropriate notation on the books and records of the GUC Trust only and were not held through DTC.

Units are issued at a ratio of one Unit for each $1,000 in amount of allowed general unsecured claim, such that if all Disputed General Unsecured Claims as of September 30, 2014 were subsequently allowed, the GUC Trust would issue approximately 33.43 million Units (inclusive of all Units previously distributed). Units in respect of general unsecured claims allowed as of the Initial Distribution were not issued until after the Effective Date. Hence, for purposes of this presentation only, Units outstanding as of the Effective Date are deemed to be zero. The 31,853,702 Units outstanding as of September

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

September 30, 2014

30, 2014 correlate to the $31.85 billion in allowed claims as of June 30, 2014. The Number of Units outstanding as of September 30, 2014 does not directly correspond to allowed claims as of June 30, 2014 on a 1 to 1,000 basis because 71 additional Units were issued due to rounding.

(4)	The amounts reported as GUC Trust Distributable Assets are net of liquidating distributions payable in respect of Allowed General Unsecured Claims as further described in Notes 4, 5 and 6 of the Notes to the Financial Statements of the GUC Trust for the quarter ended June 30, 2014, as previously filed.

(5)	The categories presented under Sections C and E hereof correspond to terms defined in the GUC Trust Agreement and further described in Notes 1, 3 and 4 of the Notes to the Financial Statements of the GUC Trust for the quarter ended June 30, 2014, as previously filed.

(6)	Section 2.3(e)(i) of the GUC Trust Agreement required MLC, on behalf of the GUC Trust, to sell New GM Securities in the approximate amount of $5.75 million on, or as soon as reasonably practical after, the Effective Date of the Plan. The proceeds of this sale were required to be used to provide the initial funding for certain reporting costs of the GUC Trust (“Reporting and Transfer Costs”). In respect thereof, on May 24, 2011, MLC, on behalf of the GUC Trust, sold 87,182 shares of New GM Common Stock and 79,256 warrants of each class of warrants, resulting in cash proceeds of $5,649,328 (the “Reporting and Transfer Cash”), which proceeds were held by MLC on behalf of the GUC Trust until MLC’s dissolution on December 15, 2011. On December 15, 2011, MLC transferred, net of payments already made on account of such Reporting and Transfer Costs, $2,049,608 of these funds to the GUC Trust and $500,000 to the Avoidance Action Trust in accordance with Section 2.3 of the GUC Trust Agreement.

In addition to the initial funding of the Reporting and Transfer Costs as described above, the GUC Trust Agreement affords the GUC Trust Administrator, with the approval of the GUC Trust Monitor, the discretion and authority to set aside from distribution New GM Securities and Dividend Assets in numbers sufficient to satisfy (i) any current or projected fees, costs and expenses (including certain tax obligations and administrative costs) of the GUC Trust (the “Wind-Down Costs”) that were not budgeted or exceed the amounts budgeted for use from the funds contributed by MLC on the Effective Date of the Plan for purposes of satisfying such Wind-Down Costs, (ii) any current or projected Reporting and Transfer Costs that exceed the then currently available funds, or (iii) any current or projected income tax liabilities of the GUC Trust arising from the disposition of New GM Securities (“Taxes on Distribution”). This process is not related to, and is separate from, the process of recognizing current and deferred income tax liabilities, as well as reserves for expected costs of liquidation in the Statement of Net Assets in Liquidation, as a matter of financial reporting. Such liabilities and reserves must be determined in accordance with generally accepted accounting principles applicable to the GUC Trust. By contrast, the estimates of projected costs and potential liabilities for which the GUC Trust may set aside New GM Securities and Dividend Assets are generally made on a more conservative (i.e., more inclusive) basis over the duration of the GUC Trust and include contingencies and amounts of potential income tax liabilities that are not permitted to be recognized under applicable accounting standards. The GUC Trust Administrator may liquidate New GM Securities and use Dividend Assets that have been set aside from distribution to fund (with the required approval of the Bankruptcy Court) the current or projected Wind-Down Costs or Reporting and Transfer Costs of the GUC Trust and (with the required approval of the GUC Trust Monitor) current and potential Taxes on Distribution.

Beginning in the fiscal quarter ended December 2011, the GUC Trust Administrator set aside from distribution, in accordance with Sections 6.1(b), 6.1(c), and 6.1(d) of the GUC Trust Agreement and with the approval of the GUC Trust Monitor, New GM Securities in numbers that the GUC Trust Administrator determined was necessary to satisfy then current and projected Wind-Down Costs and Reporting and Transfer Costs and potential Taxes on Distribution of the GUC Trust (collectively, the “Set Aside Securities”). Because the GUC Trust Administrator reevaluates the projected Wind-Down Costs and Reporting and Transfer Costs and the potential Taxes on Distribution of the GUC Trust on a quarterly basis, and because fluctuations in the

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

September 30, 2014

market values of the Set Aside Securities also impact the calculations of the numbers of such securities needed to be set aside to satisfy such estimated costs and liabilities, the numbers of the Set Aside Securities necessarily fluctuate over time.

On two separate occasions, once in March 2012 and again in December 2012, the GUC Trust Administrator sought and received authority from the Bankruptcy Court to liquidate Set Aside Securities for the purposes of funding then current and projected Wind-Down Costs and Reporting and Transfer Costs for the calendar years 2011 through 2013, as well as certain fees, costs and expenses of the Avoidance Action Trust (“Avoidance Action Trust Administrative Costs”) estimated for the calendar years 2012, 2013 and 2014 (collectively, the “Liquidation Orders”). In the aggregate, pursuant to the Liquidation Orders, the GUC Trust liquidated (i) 538,222 shares of New GM Common Stock and 489,292 warrants of each class of warrant for the aggregate proceeds of $29,305,877 in respect of Wind-Down Costs; (ii) 276,824 shares of New GM Common Stock and 251,657 warrants of each class of warrant for the aggregate proceeds of $15,181,061 in respect of Reporting and Transfer Costs; and (iii) 269,422 shares of New GM Common Stock and 244,929 warrants of each class of warrant for the aggregate proceeds of $13,715,264 in respect of Avoidance Action Trust Administrative Costs (which amount was subsequently transferred to the Avoidance Action Trust). Copies of the Liquidation Orders are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

The numbers of New GM Securities and Dividend Assets available to be set aside to fund such projected costs and potential liabilities are subject to inherent limitation because of fixed total numbers of New GM Securities and Dividend Assets administered by the GUC Trust and the requirement also to set aside sufficient New GM Securities and Dividend Assets to satisfy all potential Allowed General Unsecured Claims. As disclosed in the GUC Trust’s prior SEC filings and Section 6.2(c) Reports, as part of the GUC Trust’s evaluations for each of the quarters ended March 31, 2013 and June 30, 2013, the numbers of New GM Securities set aside to fund projected Wind-Down Costs and Reporting and Transfer Costs were reduced from the GUC Trust’s then-current estimates of potential future requirements to fund such costs, as a result of such limitations. In addition, during the quarter ended June 30, 2013, the numbers of New GM Securities set aside to fund potential Taxes on Distribution were similarly reduced from the GUC Trust’s then-current estimates of potential future requirements to fund such liabilities, as a result of such limitations. Consequently, for the quarters ended March 31, 2013 and June 30, 2013, the number of New GM Securities set aside in respect of then projected Wind-Down Costs and Reporting and Transfer Costs was insufficient to cover the GUC Trust’s estimates of such potential costs. Similarly, for the quarter ended June 30, 2013, the number of New GM Securities set aside in respect of then potential Taxes on Distribution was insufficient to cover the GUC Trust’s estimates of such potential liabilities.

Commencing with the quarter ended September 30, 2013, the GUC Trust revised the methodology for calculating the set asides associated with Wind-Down Costs and Reporting and Transfer Costs (the “Administrative Costs Set Aside Methodology”). Previously, such calculation converted estimates of projected Wind-Down Costs and Reporting and Transfer Costs into the number of New GM Securities to be set aside from distribution by dividing such estimates by the lowest closing prices for the New GM Securities since December 15, 2011 (the date record ownership of the New GM Securities was transferred to the GUC Trust from MLC). Commencing with the quarter ended September 30, 2013, however, the conversion calculation was revised so that the GUC Trust’s estimates of such projected costs were instead divided by the trailing twelve month average closing prices for the New GM Securities instead of the lowest closing prices since December 15, 2011. Commencing with the quarter ended September 30, 2013, the GUC Trust also revised its methodology for calculating the set asides associated with potential Taxes on Distribution (the “Taxes on Distribution Set Aside Methodology”). Previously, this set aside calculation methodology estimated potential Taxes on Distribution by applying the applicable U.S. federal income tax rate to estimates of potential capital gains, which were arrived at by comparing the highest closing price for the New GM Securities since December 15, 2011, against the tax basis of the New GM Securities on December 15, 2011 (as determined based on the date of transfer of record ownership of the New GM Securities). The set aside calculation methodology then converted the estimate of potential Taxes on Distribution into the numbers of New GM Securities

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

September 30, 2014

to be set aside from distribution by dividing such estimate by the lowest closing market price for such securities since December 15, 2011. Just as under the prior methodology, the revised set aside calculation methodology uses the highest closing prices for the New GM Securities since December 15, 2011 in estimating the potential Taxes on Distribution. However, commencing with the quarter ended September 30, 2013, the conversion calculation was revised so that such estimates of potential Taxes on Distribution were divided by the trailing twelve month average closing prices for the New GM Securities, instead of by the lowest closing price since December 15, 2011.

As of September 30, 2013, and following the change in methodology described above, the numbers of New GM Securities set aside from distribution to fund Wind-Down Costs, Reporting and Transfer Costs and Taxes on Distribution were sufficient to satisfy such projected costs and potential liabilities as estimated by the GUC Trust. As of September 30, 2013, the GUC Trust had set aside from distribution, in the aggregate, 881,487 shares of New GM Common Stock and 801,327 warrants of each class of warrants to fund projected Wind-Down Costs and Reporting and Transfer Costs. In addition, as of September 30, 2013, the GUC Trust had set aside from distribution, in the aggregate, 7,447,810 shares of New GM Common Stock and 6,770,737 warrants of each class of warrants to fund potential Taxes on Distribution.

As of December 31, 2013, the number of New GM Securities set aside from distribution to fund projected Wind-Down Costs and Reporting and Transfer Costs of the GUC Trust remained sufficient to satisfy projected Wind-Down Costs and Reporting and Transfer Costs as estimated by the GUC Trust. As of December 31, 2013, the GUC Trust had set aside from distribution, in the aggregate, 718,272 shares of New GM Common Stock and 652,949 warrants of each class of warrants to fund projected Wind-Down Costs and Reporting and Transfer Costs. As of December 31, 2013, the GUC Trust Administrator determined that the Taxes on Distribution Set Aside Methodology described above would require the GUC Trust to set aside 7,944,979 shares of New GM Common Stock and 7,222,708 warrants of each class of warrants. However, as a result of limitations on the numbers of New GM Securities available to be set aside for such purposes, similar to the limitations described above for the quarters ended March 31, 2013, and June 30, 2013, the number of New GM Securities available to be set aside from distribution to fund such potential Taxes on Distribution as of December 31, 2013 was only 7,695,633 shares of New GM Common Stock and 6,996,030 warrants of each class of warrants, for a net shortfall of 249,346 shares of New GM Common Stock and 226,678 warrants of each class of warrants. Accordingly, as of December 31, 2013, the set asides for potential Taxes on Distribution were insufficient to satisfy in full the Taxes on Distribution Set Aside Methodology.

As of March 31, 2014, the numbers of New GM Securities and Dividend Assets set aside from distribution to fund Wind-Down Costs and Reporting and Transfer Costs remained sufficient to satisfy such projected costs as estimated by the GUC Trust in accordance with the above detailed Administrative Costs Set Aside Methodology (provided, however, as described further in Footnote 7 below, the set asides for Wind-Down Costs and Reporting and Transfer Costs did not include any New GM Securities or Dividend Assets set aside for tax liabilities in respect of Potential Future Dividends, should future dividends be declared by New GM). Also as of March 31, 2014, the numbers of New GM Securities and Dividend Assets set aside from distribution to fund potential Taxes on Distribution regained a level of sufficiency to satisfy such potential liabilities as estimated by the GUC Trust in accordance with the above detailed Taxes on Distribution Set Aside Methodology (provided, however, as described further in Footnote 7 below, the set aside for Taxes on Distribution did not include any New GM Securities or Dividend Assets set aside for tax liabilities in respect of Potential Future Dividends, should future dividends be declared by New GM). As of March 31, 2014, the GUC Trust had set aside from distribution, in the aggregate, 708,901 shares of New GM Common Stock, 644,430 warrants of each class of warrants and $212,671 in Dividend Assets to fund projected Wind-Down Costs and Reporting and Transfer Costs. In addition, as of March 31, 2014, the GUC Trust had set aside from distribution, in the aggregate, 7,363,141 shares of New GM Common Stock, 6,693,764 warrants of each class of warrants and $2,208,942 in Dividend Assets to fund potential Taxes on Distribution.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

September 30, 2014

As of June 30, 2014, the numbers of New GM Securities and Dividend Assets set aside from distribution to fund Wind-Down Costs and Reporting and Transfer Costs remained sufficient to satisfy such projected costs as estimated by the GUC Trust in accordance with the above detailed Administrative Costs Set Aside Methodology (provided, however, as described further in Footnote 7 below, the set asides for Wind-Down Costs and Reporting and Transfer Costs did not include any New GM Securities or Dividend Assets set aside for tax liabilities in respect of Potential Future Dividends, should future dividends be declared by New GM). Also as of June 30, 2014, the numbers of New GM Securities and Dividend Assets set aside from distribution to fund potential Taxes on Distribution remained sufficient to satisfy such potential liabilities as estimated by the GUC Trust in accordance with the above detailed Taxes on Distribution Set Aside Methodology (provided, however, as described further in Footnote 7 below, the set aside for Taxes on Distribution did not include any New GM Securities or Dividend Assets set aside for tax liabilities in respect of Potential Future Dividends, should future dividends be declared by New GM). As of June 30, 2014, the GUC Trust had set aside from distribution, in the aggregate, 830,774 shares of New GM Common Stock, 755,224 warrants of each class of warrants, and $498,464 in Dividend Assets to fund projected Wind-Down Costs and Reporting and Transfer Costs. In addition, as of June 30, 2014, the GUC Trust had set aside from distribution, in the aggregate, 7,135,703 shares of New GM Common Stock, 6,487,002 warrants of each class of warrants, and $4,281,422 in Dividend Assets to fund potential Taxes on Distribution.

During the three months ended September 30, 2014, the number of New GM Securities and Dividend Assets set aside from distribution to fund projected Wind-Down Costs and Reporting and Transfer Costs of the GUC Trust increased by 70,515 shares of New GM Common Stock, 64,105 warrants of each class of warrants and $312,696 in Dividend Assets from those previously set aside as of June 30, 2014, with the total number of such set aside New GM Securities and Dividend Assets consisting of 901,289 shares of New GM Common Stock, 819,329 warrants of each class of warrants and $811,160 in Dividend Assets as of September 30, 2014. Such overall increases were primarily related to increases in the estimated future costs of the GUC Trust. As of September 30, 2014, such set aside amounts were sufficient to satisfy projected Wind-Down Costs and Reporting and Transfer Costs as estimated by the GUC Trust in accordance with the above detailed Administrative Costs Set Aside Methodology. As described further in Footnote 7 below, however, the set asides for Wind-Down Costs and Reporting and Transfer Costs do not include any New GM Securities or Dividend Assets set aside for tax liabilities in respect of Potential Future Dividends, should future dividends be declared by New GM.

During the three months ended September 30, 2014, the number of New GM Securities and Dividend Assets set aside from distribution to fund potential Taxes on Distribution of the GUC Trust was reduced by 3,349,174 shares of New GM Common Stock, 3,044,703 warrants of each class of warrants, and $873,546 in Dividend Assets from those previously set aside as of June 30, 2014, with the total number of such set aside New GM Securities and Dividend Assets consisting of 3,786,529 shares of New GM Common Stock, 3,442,299 warrants of each class of warrants, and $3,407,876 in Dividend Assets as of September 30, 2014. Such overall decreases were primarily related to (i) the GUC Trust’s filing of a prompt determination of tax liability pursuant to 11 U.S.C. § 505(b) for the GUC Trust’s tax year ended March 31, 2014, and the passage of the related statutory time period without receipt of notification of an audit from the Internal Revenue Service, and (ii) an adjustment to the Taxes on Distribution Set Aside Methodology, solely with respect to certain New GM Securities anticipated to be distributed as part of the fifteenth quarter distribution, as more fully described in the GUC Trust’s Form 8-K filed with the Securities and Exchange Commission on October 24, 2014. As of September 30, 2014, such set aside amounts were sufficient to satisfy potential Taxes on Distribution as estimated by the GUC Trust in accordance with the above detailed Taxes on Distribution Set Aside Methodology. As described further in Footnote 7 below, however, the set aside for Taxes on Distribution does not include any New GM Securities or Dividend Assets set aside for tax liabilities in respect of Potential Future Dividends, should future dividends be declared by New GM.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

September 30, 2014

It is the view of the Trust Administrator, after consultation with the GUC Trust Monitor and Trust Professionals, that the Administrative Costs Set Aside Methodology and the Taxes on Distribution Set Aside Methodology are generally conservative methodologies for calculating the projected administrative costs and potential tax obligations of the GUC Trust. Accordingly, it is the view of the GUC Trust Administrator and the GUC Trust Monitor that the New GM Securities and Dividend Assets currently held in the set asides for Wind-Down Costs, Reporting and Transfer Costs, and potential Taxes on Distribution would be sufficient, upon liquidation, to satisfy the administrative and tax obligations of the GUC Trust as of the date of this report. However, there can be no assurance that the numbers of New GM Securities and Dividend Assets set aside to fund projected Wind-Down Costs and Reporting and Transfer Costs and potential Taxes on Distribution will be sufficient to fund such costs and liabilities as they are actually incurred, in particular if the market price of the New GM Securities falls below the trailing twelve month average closing prices used to convert the GUC Trust’s estimates of such projected costs and potential liabilities into numbers of GUC Trust Securities to be set aside, as described above. In addition, there can be no assurance that, as a result of future evaluations, additional numbers of New GM Securities and Dividend Assets will not need to be set aside or sold to fund additional costs and liabilities, beyond those that are currently included in the GUC Trust’s estimates, in particular as a result of fluctuations in the market price of the New GM Securities or changes in the GUC Trust’s estimates of projected costs and potential liabilities.

(7)	The GUC Trust incurs a federal income tax liability at a rate of 39.6% on all cash dividends received in respect of New GM Common Stock held by the GUC Trust (“Dividend Taxes”). Pursuant to the GUC Trust Agreement, Dividend Taxes (like certain other taxes) must be paid by the GUC Trust from the proceeds of sale of Excess GUC Trust Distributable Assets and not from the cash proceeds from the dividend itself. However, the cash dividends received on New GM Common Stock which ultimately comprise Excess GUC Trust Distributable Assets will be distributed, pro rata, to holders of Units when such New GM Common Stock is included in a distribution of Excess GUC Trust Distributable Assets.

In the period ended September 30, 2014, the GUC Trust Administrator, in consultation with Trust Professionals, included in the set aside for Wind-Down Costs 87,653 shares of New GM Common Stock, 79,686 warrants of each class of warrants and $78,888 in Dividend Assets, for Dividend Taxes relating to the Current Dividends. With respect to any liability for Dividend Taxes on any Potential Future Dividends, however, the GUC Trust Administrator, in consultation with Trust Professionals, determined not to increase the set aside for Wind-Down Costs as at September 30, 2014 due to the uncertainty associated with a number of variables, including but not limited to (i) the likelihood of the payment of, and the timing of, any Potential Future Dividends, (ii) the amount per share of any Potential Future Dividends, and (iii) the numbers of shares of New GM Common Stock that will be held by the GUC Trust as of the record date of any Potential Future Dividend.

To the extent that the GUC Trust Administrator determines that the level of uncertainty associated with any of the aforementioned variables has sufficiently decreased, the GUC Trust Administrator reserves the right to, at its discretion and without advance notice, increase or decrease the set aside for Wind-Down Costs in an amount sufficient to cover all estimated Dividend Taxes associated with all then anticipated Potential Future Dividends. In such event, and assuming that, for the remainder of the estimated life of the GUC Trust (as estimated for other set aside purposes), New GM continues to pay quarterly dividends at the current rate per share and the number of shares of New GM Common Stock held by the GUC Trust as at September 30, 2014 (after reduction for the expected November 2014 excess distribution) does not decrease, and based upon the GUC Trust’s current applicable income tax rate and the market value of New GM Securities at September 30, 2014, there could be up to a further $31.9 million of New GM Securities and Dividend Assets required to be set aside. The dollar value of New GM Securities and Dividend Assets comprising such additional set aside would vary if, for example, no dividend is paid by New GM for one or more future quarters, the rate per share of any dividend that is actually paid by New GM in future periods increases or decreases, the applicable income tax rate changes, the life of the GUC Trust is longer or shorter than that assumed, or if (as is likely)

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Notes to Claims and Distribution Summary – Section 6.2 (c) Report

September 30, 2014

the number of shares of New GM Common Stock held by the GUC Trust declines over its remaining life and the market value of the New GM Securities increases or decreases.

(8)	Distributions to holders of Resolved Allowed General Unsecured Claims include (a) distributions such claimants would have received had their claims been allowed as of the Initial Distribution and (b) to the extent Excess GUC Trust Distributable Assets have previously been made available to Unit holders and/or are being made available at the time of the relevant distribution, additional assets in the form of New GM Securities and/or cash in respect of their being beneficiaries of certain numbers of Units.

(9)	Pursuant to the Plan, no portion of the initial distribution to claimants was made “in respect of Units”. Only subsequent distributions of Excess GUC Trust Distributable Assets are made “in respect of Units”.

As described in footnote (1) above, no distributions to holders of Units were made in connection with the Section 2.3(a) Distribution (as defined in footnote (1) above), the fourth quarter distribution, the fifth quarter distribution, the sixth quarter distribution, the seventh quarter distribution, the eighth quarter distribution, the ninth quarter distribution, the tenth quarter distribution, the eleventh quarter distribution, the twelfth quarter distribution, the thirteenth quarter distribution, or the fourteenth quarter distribution as the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold. As described in footnote (1) above, the GUC Trust anticipates making a distribution of Excess GUC Trust Distributable Assets to holders of Units on or about November 12, 2014, consisting of consisting of 3,712,897 shares of New GM Common Stock, 3,375,361 New GM Series A Warrants, 3,375,361 New GM Series B Warrants, and $3,341,607 in Dividend Assets.

(10)	Categorizations represent a subjective assessment by the GUC Trust as to the nature of the underlying claims based on information provided by the claimant and/or contained in the books and records of the GUC Trust. Such categorizations are subject to change at the sole discretion of the GUC Trust and without notice to any party. Amounts represented herein represent Class 3 General Unsecured Claims (as defined in the Plan). The amounts as currently ordered represent unsecured claims at either, as applicable, (i) original amounts as filed, (ii) amounts as currently reclassified or reduced by court order, or (iii) amounts as allowed per executed or ordered settlement. The amounts as allowed represent Allowed Class 3 General Unsecured Claims (as defined in the Plan). The amounts as currently ordered contains a category denoted as “other” which, as of the quarter ended September 30, 2014, reflects an aggregate claim amount of approximately $50 million. This “other” category consists of approximately (i) $12,024,405 in claim amount of Disputed General Unsecured Claims that were previously disallowed by the Bankruptcy Court, but are currently subject to appeals, and (ii) $37,975,595 in claim amount of Disputed General Unsecured Claims that is not associated with any particular claim but which has been set aside by the GUC Trust Administrator as a general claim contingency.

EXHIBIT B

MLC GUC Trust

Wind-Down

Actual vs. Approved Budget Report

($ in thousands)

		Jul - Sep 2014 Actual (1)	Jul - Sep 2014 Budget (2)	Actual o(u) Budget		Notes
				$	%
1	AlixPartners	$345.0	$345.0	$—	0%
2	Lead Counsel	133.7	107.5	26.2	24%	Some activities budgeted for Q2 were incurred in Q3.
3	ADR	1.3	50.0	(48.7)	(97%)	Under budget as a result of little movement on the remaining claims during the quarter.

4	Total Professional Fees	$480.0	$502.5	$(22.5)	(4%)

5	Garden City Group	$22.0	$64.5	$(42.5)	(66%)	Work related to Bankruptcy court activities lower than anticipated.
6	GUC Trustee Fees - Wilmington	597.3	616.9	(19.6)	(3%)
7	GUC Trustee Legal - Gibson	242.5	312.5	(70.0)	(22%)	Work related to wind down activities lower than anticipated.
8	Trust Counsel (Gibson Dunn) (Recall Matters)	939.6	0.0	939.6	N/A	Unanticipated expenses associated with GM recall matter that were not budgeted for 2014.
9	Monitoring Fees	302.0	326.8	(24.8)	(8%)
10	Acctg & Tax Advisors	24.4	45.0	(20.6)	(46%)	Timing issue. Some activities budgeted for Q3 are expected to be incurred in Q4.
11	US Trustee Expense	10.4	10.4	0.0	0%

12	Total Other Costs	$2,138.2	$1,376.1	$762.1	55%

13	Total GUC Trust Expenses	$2,618.2	$1,878.6	$739.6	39%

(1) Reflective of expenses incurred and accrued for work performed during the 3 months ended September 30, 2014. Excludes any true-up from reversal of prior quarter accruals.

(2) As submitted to DIP Lenders and GUC Trust Monitor on November 7, 2013.

MLC GUC Trust

Wind-Down

Actual vs. Updated Budget Report

($ in thousands)

		Jul - Sep 2014 Actual (1)	Jul - Sep 2014 Budget (2)	Actual o(u) Budget		Notes
				$	%
1	AlixPartners	$345.0	$345.0	$—	0%
2	Lead Counsel	133.7	107.5	26.2	24%	Some activities budgeted for Q2 were incurred in Q3.
3	ADR	1.3	50.0	(48.7)	(97%)	Under budget as a result of little movement on the remaining claims during the quarter.

4	Total Professional Fees	$480.0	$502.5	$(22.5)	(4%)

5	Garden City Group	$22.0	$64.5	$(42.5)	(66%)	Work related to Bankruptcy court activities lower than anticipated.
6	GUC Trustee Fees - Wilmington	597.3	616.9	(19.6)	(3%)
7	GUC Trustee Legal - Gibson	242.5	312.5	(70.0)	(22%)	Work related to wind down activities lower than anticipated.
8	Trust Counsel (Gibson Dunn) (Recall Matters)	939.6	1,000.0	(60.4)	(6%)	Timing issue. Some activities budgeted for Q3 are expected to be incurred in Q4.
9	Monitoring Fees	302.0	326.8	(24.8)	(8%)
10	Acctg & Tax Advisors	24.4	45.0	(20.6)	(46%)	Timing issue. Some activities budgeted for Q3 are expected to be incurred in Q4.
11	US Trustee Expense	10.4	10.4	0.0	0%

12	Total Other Costs	$2,138.2	$2,376.1	$(237.9)	(10%)

13	Total GUC Trust Expenses	$2,618.2	$2,878.6	($260.4)	(9%)

(1) Reflective of expenses incurred and accrued for work performed during the 3 months ended September 30, 2014. Excludes any true-up from reversal of prior quarter accruals.

(2) As submitted to DIP Lenders and GUC Trust Monitor on October 24, 2014.